                          Oppenheimer Trinity Core Fund
                     Supplement dated January 2, 2003 to the
  Statement of Additional Information dated September 24, 2002, Revised October
                                    15, 2002

The Statement of Additional Information is changed as follows:

1.    Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
      Fund and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003.  Therefore, the Statement of Additional
      Information is revised by deleting the biography for Mr. Levy on page 12 and by adding the following to Mr. Yeutter's biography on page 14:
            "Chairman of the Board of Trustees."

2.    In the Trustee compensation table on page 17, the title of "Chairman"
      after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name.  In addition, the following footnote is added following Mr. Levy's name and following Mr. Yeutter's name:

            7. Effective  January  1,  2003,  Clayton  Yeutter  became
               Chairman  of the  Board  of  Trustees  of the  Board  I
               Funds upon the retirement of Leon Levy.

January 2, 2003                                                   PX0211.006